Prospectus

August 30, 2003, as revised February 29, 2004

Putnam Capital Opportunities Fund

Class A, B, C, M and R shares
Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 4  Fees and expenses

 6  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

11  How does the fund price its shares?

11  How do I buy fund shares?

15  How do I sell fund shares?

17  How do I exchange fund shares?

18  Fund distributions and taxes

19  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1999          27.04%
2000          21.93%
2001          -2.08%
2002         -24.84%
2003          33.20%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 30.42% (quarter ending 12/31/99) and the lowest return for a quarter was -25.41% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                    Since
                                              Past       Past     inception
                                             1 year     5 years    (6/1/98)
-------------------------------------------------------------------------------
Class A before taxes                         26.24%      7.54%      5.88%
Class A after taxes on distributions         26.24%      6.13%      4.61%
Class A after taxes on distributions
and sale of fund shares                      17.06%      5.67%      4.31%
Class B before taxes                         27.20%      7.61%      5.99%
Class C before taxes                         31.08%      7.92%      6.12%
Class M before taxes                         27.76%      7.36%      5.67%
Class R before taxes                         32.94%      8.46%      6.65%
Russell 2000 Index (no deduction for fees,
expenses or taxes)                           47.25%      7.13%      5.00%
Russell 2500 Index (no deduction for fees,
expenses or taxes)                           45.51%      9.40%      7.41%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after December 31, 2003); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/03. For periods before the inception of class B shares (6/29/98), class C shares (7/26/99), class M shares (6/29/98) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C, class M and class R shares. The fund's performance through 4/30/99 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Russell 2000 Index, an unmanaged index of common stocks that generally measures the performance of small to midsize companies within the Russell 3000 Index. The fund's performance is also compared to the Russell 2500 Index, an unmanaged index of the smallest 2500 companies in the Russell 3000 Index. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                         Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)              5.25%     NONE      NONE      3.50%     NONE

Maximum Deferred
Sales Charge (Load)
(as a percentage of
the original purchase
price or redemption
proceeds, whichever
is lower)                    NONE*     5.00%     1.00%     NONE*    NONE

Maximum Redemption
Fee** (as a percentage
of total redemption
proceeds)                    2.00%     2.00%     2.00%     2.00%     2.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                       Management  Distribution      Other    Fund Operating
                          Fees     (12b-1) Fees     Expenses     Expenses
-------------------------------------------------------------------------------
Class A                  0.61%         0.25%         0.31%         1.17%
Class B                  0.61%         1.00%         0.31%         1.92%
Class C                  0.61%         1.00%         0.31%         1.92%
Class M                  0.61%         0.75%         0.31%         1.67%
Class R                  0.61%         0.50%         0.31%***      1.42%
-------------------------------------------------------------------------------

  * A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

 ** A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

*** Other expenses shown for class R shares are based on the expenses of class A shares for the fund's last fiscal year.

  + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                     1 year        3 years      5 years      10 years
-------------------------------------------------------------------------------
Class A                  $638          $877        $1,135        $1,871
Class B                  $695          $903        $1,237        $2,048*
Class B
(no redemption)          $195          $603        $1,037        $2,048*
Class C                  $295          $603        $1,037        $2,243
Class C
(no redemption)          $195          $603        $1,037        $2,243
Class M                  $514          $858        $1,226        $2,257
Class R                  $145          $449          $776        $1,702
-------------------------------------------------------------------------------
* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.61% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the U.S. Small- and Mid-Cap Core Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since  Experience
-------------------------------------------------------------------------------
Joseph P. Joseph        1999   1994 - Present        Putnam Management
-------------------------------------------------------------------------------
Portfolio members       Since  Experience
-------------------------------------------------------------------------------
Tinh D. Bui             2002   2001 - Present        Putnam Management
                               Prior to Aug. 2001    PPM America, Inc.
-------------------------------------------------------------------------------
Gerald I. Moore         2000   1997 - Present        Putnam Management
-------------------------------------------------------------------------------
John A Ferry            2003   1998 - Present        Putnam Management
-------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee

* Orders for one or more funds that, when combined with existing balances in accounts eligible to be linked for purposes of determining the sales charge applicable to a purchase of class A shares under a right of accumulation, total at least $100,000 will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.50%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work for you

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge         Class M sales charge
                      as a percentage of:          as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase     Net amount    Offering    Net amount   Offering
at offering price ($)   invested       price*     invested      price*
-------------------------------------------------------------------------------
Under 50,000              5.54%        5.25%        3.63%       3.50%
50,000 but under
100,000                   4.17         4.00         2.56        2.50
100,000 but under
250,000                   3.09         3.00         1.52        1.50
250,000 but under
500,000                   2.30         2.25         1.01        1.00
500,000 but under
1,000,000                 2.04         2.00         NONE        NONE
1,000,000 and above       NONE         NONE         NONE        NONE
-------------------------------------------------------------------------------

* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions of shares purchased directly with contributions by plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining weather the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                                     period
Per-share                                                                                         June 1, 1998+
operating performance                                  Year ended April 30                        to April 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $10.67          $10.18           $9.38           $8.07           $8.50
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)         -- (d)        (.03)           (.04)           (.06)            .03 (e)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                 (2.78)            .62            2.64            1.37            (.43) (f)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (2.78)            .59            2.60            1.31            (.40)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From return
of capital                               -- (d)          --              --              --            (.03)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (.15)           (.10)          (1.80)             --              --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.15)           (.10)          (1.80)             --            (.03)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.74          $10.67          $10.18           $9.38           $8.07
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (26.09)           5.82           27.85           16.23           (4.73)*
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $378,331        $375,990        $167,930         $90,219         $62,900
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.17            1.10            1.17            1.20            1.15* (e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (.01)           (.31)           (.40)           (.67)            .30* (e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                90.52          119.64          220.96          272.09          272.40*
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class A share for the period ended
    April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------
                                                                                                   For the
                                                                                                   period
Per-share                                                                                       June 29, 1998+
operating performance                                  Year ended April 30                      to April 30
---------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000         1999
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $10.37           $9.96           $9.28           $8.03        $8.40
---------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------
Net investment loss (a)                (.06)           (.10)           (.12)           (.13)        (.02) (e)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                 (2.70)            .61            2.60            1.38         (.34) (f)
---------------------------------------------------------------------------------------------------------
Total from
investment operations                 (2.76)            .51            2.48            1.25         (.36)
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
From return
of capital                               -- (d)          --              --              --         (.01)
---------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (.15)           (.10)          (1.80)             --           --
---------------------------------------------------------------------------------------------------------
Total distributions                    (.15)           (.10)          (1.80)             --         (.01)
---------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.46          $10.37           $9.96           $9.28        $8.03
---------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (26.65)           5.14           26.80           15.57        (4.27)*
---------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $272,147        $360,549        $165,011         $94,738      $84,777
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.92            1.85            1.92            1.95         1.69* (e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.79)          (1.06)          (1.14)          (1.42)        (.34)* (e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                90.52          119.64          220.96          272.09       272.40*
---------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class B share for the period ended
    April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------
                                                                                               For the
                                                                                                period
Per-share                                                                                   July 26, 1999+
operating performance                                     Year ended April 30                to April 30
-------------------------------------------------------------------------------------------------------
                                                  2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $10.45          $10.04           $9.34           $8.22
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.06)           (.10)           (.11)           (.11)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (2.72)            .61            2.61            1.23
-------------------------------------------------------------------------------------------------------
Total from
investment operations                            (2.78)            .51            2.50            1.12
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From return
of capital                                          -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    (.15)           (.10)          (1.80)             --
-------------------------------------------------------------------------------------------------------
Total distributions                               (.15)           (.10)          (1.80)             --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $7.52          $10.45          $10.04           $9.34
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          (26.64)           5.10           26.84           13.63*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $34,709         $35,600         $11,315          $1,971
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.92            1.85            1.92            1.50*
-------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.76)          (1.05)          (1.11)          (1.16)*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           90.52          119.64          220.96          272.09
-------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------
                                                                                                  For the
                                                                                                   period
Per-share                                                                                      June 29, 1998+
operating performance                                  Year ended April 30                      to April 30
---------------------------------------------------------------------------------------------------------
                                       2003            2002            2001          2000           1999
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $10.46          $10.02           $9.32         $8.05          $8.40
---------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------
Net investment loss (a)                (.06)           (.08)           (.09)         (.11)          (.01) (e)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                 (2.70)            .62            2.59          1.38           (.32) (f)
---------------------------------------------------------------------------------------------------------
Total from
investment operations                 (2.76)            .54            2.50          1.27           (.33)
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
From return
of capital                               -- (d)          --              --            --           (.02)
---------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (.15)           (.10)          (1.80)           --             --
---------------------------------------------------------------------------------------------------------
Total distributions                    (.15)           (.10)          (1.80)           --           (.02)
---------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $7.55          $10.46          $10.02         $9.32          $8.05
---------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (26.42)           5.41           26.90         15.78          (3.98)*
---------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $15,789         $22,563         $12,368        $7,790         $4,408
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.67            1.60            1.67          1.70           1.48* (e)
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.54)           (.81)           (.88)        (1.18)          (.13)* (e)
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                90.52          119.64          220.96        272.09         272.40*
---------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class M share for the period ended
    April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------
                                                                                               For the
                                                                                                period
Per-share                                                                                   Jan. 21, 2003+
operating performance                                                                        to April 30
-------------------------------------------------------------------------------------------------------
                                                                                                  2003
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                              $7.67
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                           (.01)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                                                                                     .08
-------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                              .07
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                    $7.74
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                             .91*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                      $1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                          .39*
-------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                         (.07)*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                           90.52
-------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.



Glossary of terms

Bond An IOU issued by a government or corporation that usually pays interest.

Capital                      A rise in an investment's principal value. Also
appreciation                 used to describe the investment objective
                             of a mutual fund whose primary criterion for choosing securities is the potential to rise in value rather than to provide dividend income.

Capital                      A profit or loss on the sale of securities
gain/loss                    (generally stocks or bonds).

Class A, B, C,               Types of shares, each class offering investors a
M, R, T shares               different way to pay sales charges and
                             distribution fees. A fund's prospectus explains the availability and attributes of each type.

Common                       A unit of ownership of a corporation.
stock

Contingent                   A charge applied at the time of redemption of
deferred sales               certain mutual fund shares, rather than at the
charge                       time of purchase. A fund's CDSC generally declines
(CDSC)                       each year after purchase, until it no longer
                             applies.

Cost basis                   The purchase price of mutual fund shares for tax
                             purposes, adjusted for such things as share splits, distributions, and return of capital distributions.

Declaration                  The date on which the Trustees approve the amount
date                         of a mutual fund's next distribution.

Distribution                 A payment from a mutual fund to shareholders. It
                             may include interest from bonds and dividends from stocks (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio (capital gains distributions).

Diversification              Investing in a number of securities to reduce the
                             effect of any one investment performing poorly. A basic premise of mutual fund investing.

Equity                       Securities representing ownership in a
securities                   corporation. Common stock and preferred stock are
                             equity  securities.

Ex-dividend                  The date on or after which a holder of
date                         newly-issued shares will not receive the
                             fund's next distribution. For Putnam
                             funds, it is the same as the record date.

Fiscal year                  Typically an accounting period of 365 days (366
                             days in leap years) for which a mutual fund prepares financial statements and performance data. For administrative reasons, it often differs from a calendar year.

Fixed-income                 Securities that pay an unchanging rate of
securities                   interest or dividends. Bonds, notes, bills, money
                             market instruments, and certain preferred stocks may all be considered fixed-income securities.

Net asset                    The value of one share of a mutual fund without
value (NAV)                  regard to sales charges. Some bond funds aim for a
                             steady NAV, representing stability; most stock funds aim to raise NAV, representing growth in the value of an investment.

Payable date                 The date on which a mutual fund pays its
                             distributions to shareholders.

Public                       The purchase price of one class A or class M share
offering price               of a mutual fund, including the applicable
(POP)                        "front-end" sales charge.

Record date                  The date used to determine which shareholders are
                             entitled to a distribution. After the record date, shares are sold "ex-dividend," or without the dividend. For Putnam funds, the ex-dividend date is the same as the record date.

Redemption                   Fee charged to shareholders of certain funds who
fee                          redeem fund shares that they have held for
                             less than a stated minimum amount of time.
                             Redemption fees are withheld from the
                             proceeds of the shareholder's redemption and are payable to the fund.

Total return                 A measure of performance showing the change in the
                             value of an investment over a given period, assuming all earnings are reinvested.

Yield The percentage rate at which a fund has earned income from its investments over the indicated period. "SEC yield" (for funds other than money market funds) is a current return based on net investment income over a recent 30-day period, computed on a yield-to-maturity basis, which may differ from net investment income as determined for financial reporting purposes. This return is calculated by annualizing the fund's net investment income dividends or distributions over the indicated period and dividing by the price of a share at the end of the period.


Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

For shares purchased on or after April 19, 2004, a 2.00% redemption fee may apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% redemption fee may apply to exchanges of shares of certain Putnam funds held for 90 days or less. Please read the prospectus of the applicable funds for more details.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund c
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund c
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds d

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 12/31/03.

b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

d Not available in all states.


For more information about Putnam Capital Opportunities Fund

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7237          NP068 210500 2/04